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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                                December 29, 1997
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                        (Date of earliest event reported)



                        Miami Computer Supply Corporation
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             (Exact name of registrant as specified in its charter)


          Ohio                        000-21561              31-1001529
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                       45429
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 (Address of principal executive offices)                      (Zip Code)


                                 (937) 291-8282
           -----------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.   OTHER EVENTS

     On December 29, 1997, Anthony W. Liberati Chairman of the Board of Miami Computer Supply Corporation (The "Company" or NASDAQ: "MCSC"), announced that Michael E. Peppel has been named President and Chief Executive Officer effective January 1, 1998, replacing Albert L. Schwarz, who has taken early retirement due to personal/health reasons. Mr. Schwarz will also resign from the Board of Directors, as of the same date. On December 23, 1997, the Company and Mr. Schwarz entered into a Severance Agreement relating to Mr. Schwarz's retirement. The Company issued a press release announcing Mr. Schwarz's retirement on December 29, 1997.


ITEM 7.   EXHIBITS


          Exhibit Number           Description
          --------------           -----------

               10             Severance Agreement for Albert L. Schwarz

               99             Press Release dated December 29, 1997


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MIAMI COMPUTER SUPPLY CORPORATION



Date:  December __, 1997      By:______________________
                                 Michael E. Peppel
                                 Vice President - Chief Financial Officer


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